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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                   ________________________________________


                                   FORM 8-K

                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)     February 20, 1997


                    Merrill Lynch Mortgage Investors, Inc.
            (Exact name of registrant as specified in its charter)


          Delaware                      333-7569                 13-3416059
(State or other jurisdiction of         (Commission              (IRS Employer
 incorporation)                         File Number)              ID Number)

250 Vesey Street, World Financial Center
North Tower - 10th Floor, New York, New York                     10281-1310
(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number,
 including area code:                          (212) 449-1000



                                   No Change
         (Former name or former address, if changed since last report)


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Item 5.  Other Events

                  This Current Report on Form 8-K is being filed to file the consent of Coopers & Lybrand, L.L.P., independent accountants to Financial Security Assurance Inc. and the opinion and consent of Stroock & Stroock & Lavan LLP as to certain tax matters.



Item 7.  Exhibits

Exhibit No.
       8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters
       23.1         Consent of Coopers & Lybrand, L.L.P.
       23.1         Consent of Stroock & Stroock & Lavan LLP
                    (included in Exhibit 8.1)


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                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                       By:  /s/  C.J. DeSantis
                                            ------------------------------------
                                       Name:  C.J. DeSantis
                                       Title:    Managing Director


Dated:  February 24, 1997